Exhibit 24

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2011.

                                                                                                     /s/ GEORGE W. BROUGHTON
                                               [Signature]

                                                                George W. Broughton
                                                         [Printed Name]

On this 23rd day of February, 2011, did appear George W. Broughton, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                       /s/ ROXIE A. NEVILLE
                                        Notary Public

                                                        ROXIE NEVILLE, Notary Public
                                                         [Seal]                              In and For The State of Ohio
                                                        My Commission Expires February 26, 2012

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                /s/ WILFORD D. DIMIT
                                       [Signature]

                                                                  Wilford D. Dimit
                                                [Printed Name]

On this 24th day of February, 2011, did appear Wilford D. Dimit, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                 /s/ MICHELLE S. COELHO
                                 Notary Public

                                                Michelle S. Coelho, Notary Public
                                                 [Seal]                              In and For The State of Florida
                                                My Commission Expires August 10, 2012

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                                /s/ PAUL T. THEISEN
                                             [Signature]

                                                                         Paul T. Theisen
                                                      [Printed Name]

On this 24th day of February, 2011, did appear Paul T. Theisen, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                              /s/ GWYNNE A. CUNNINGHAM
                              Notary Public

                                              GWYNNE A. CUNNINGHAM, Notary Public
                                              [Seal]                              In and For The State of Ohio
                                              My Commission Expires November 11, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                              /s/ BRENDA F. JONES
                                             [Signature]

                                                                        Brenda F. Jones
                                                      [Printed Name]

On this 24th day of February, 2011, did appear Brenda F. Jones, M.D., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                              /s/ GWYNNE A. CUNNINGHAM
                              Notary Public

                                              GWYNNE A. CUNNINGHAM, Notary Public
                                              [Seal]                              In and For The State of Ohio
                                              My Commission Expires November 11, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                                 /s/ CARL BAKER, JR.
                                               [Signature]

                                                                              Carl Baker, Jr.
                                                        [Printed Name]

On this 24th day of February, 2011, did appear Carl L. Baker, Jr., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                              /s/ GWYNNE A. CUNNINGHAM
                              Notary Public

                                              GWYNNE A. CUNNINGHAM, Notary Public
                                              [Seal]                              In and For The State of Ohio
                                              My Commission Expires November 11, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                                   /s/ RICHARD FERGUSON
                                                   [Signature]

                                                                          Richard Ferguson
                                                           [Printed Name]

On this 24th day of February, 2011, did appear Richard Ferguson, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                               /s/ GWYNNE A. CUNNINGHAM
                               Notary Public

                                               GWYNNE A. CUNNINGHAM, Notary Public
                                               [Seal]                              In and For The State of Ohio
                                               My Commission Expires November 11, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                               /s/ THEODORE P. SAUBER
                                                       [Signature]

                                                                            Theodore P. Sauber
                                                                [Printed Name]

On this 24th day of February, 2011, did appear Theodore P. Sauber, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                  /s/ GWYNNE A. CUNNINGHAM
                                  Notary Public

                                                  GWYNNE A. CUNNINGHAM, Notary Public
                                                  [Seal]                              In and For The State of Ohio
                                                  My Commission Expires November 11, 2013

POWER OF ATTORNEY

The undersigned officer and/or director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Mead, Edward G. Sloane and Rhonda L. Mears, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of February, 2011.

                                                                                                                   /s/ THOMAS J. WOLF
                                                [Signature]

                                                                           Thomas J. Wolf
                                                         [Printed Name]

On this 24th day of February, 2011, did appear Thomas J. Wolf, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

                                                /s/ GWYNNE A. CUNNINGHAM
                                Notary Public

                                               GWYNNE A. CUNNINGHAM, Notary Public
                                               [Seal]                              In and For The State of Ohio
                                               My Commission Expires November 11, 2013